                                                                      EXHIBIT 24
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint ELBERT L. THOMAS, JR., JAMES F. KEEN, CLYDE A. BILLINGS, JR., and TERESA A. FEHRMAN, jointly and each of them severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute and sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 to be filed with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934, by First Tennessee National Corporation ("Corporation") and, further, to execute and sign any and all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   Signature                                Title                            Date
   ---------                                -----                            ----
Ralph Horn                          Chairman of the Board,              March 24, 1997
------------------------------      President and Chief Executive
Ralph Horn                          Officer and a Director
                                    (principal executive officer)

Elbert L. Thomas, Jr.               Executive Vice President and        March 24, 1997
------------------------------      Chief Financial Officer
Elbert L. Thomas, Jr.               (principal financial officer)


James F. Keen                       Senior Vice President and           March 24, 1997
------------------------------      Controller (principal
James F. Keen                       accounting officer)


Robert C. Blattberg                 Director                            March 24, 1997
------------------------------
Robert C. Blattberg


Carlos H. Cantu                     Director                            March 24, 1997
------------------------------
Carlos H. Cantu

George E. Cates                     Director                            March 24, 1997
------------------------------
George E. Cates


J. Kenneth Glass                    Director                            March 24, 1997
------------------------------
J. Kenneth Glass


James A. Haslam, III                Director                            March 24, 1997
------------------------------
James A. Haslam, III


John C. Kelley, Jr.                 Director                            March 24, 1997
------------------------------
John C. Kelley, Jr.


R. Brad Martin                      Director                            March 24, 1997
------------------------------
R. Brad Martin


Joseph Orgill, III                  Director                            March 24, 1997
------------------------------
Joseph Orgill, III


Vicki G. Roman                      Director                            March 24, 1997
------------------------------
Vicki G. Roman


Michael D. Rose                     Director                            March 24, 1997
------------------------------
Michael D. Rose


William B. Sansom                   Director                            March 24, 1997
------------------------------
William B. Sansom


Gordon P. Street, Jr.               Director                            March 24, 1997
------------------------------
Gordon P. Street, Jr.


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